                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                    --------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                          01/15/99


The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store
Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey                                                      Applied For
----------                                                      -----------

State or other                    (Commission                 (IRS Employer
jurisdiction of                  File Number)                 ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey                                   07083
--------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                            908-686-2000
                                                                ---------------


                                      n/a
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

     Item 5      Other Events
                 --------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class
A Certificate holders with respect to Remittance Date of:           01/15/99

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: \s\ Harry Puglisi
                                        --------------------------------------
                                           Name:  Harry Puglisi
                                           Title:  Treasurer


Dated:   01/29/99

          SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE
FOLLOWING INFORMATION PERTAINING TO   SERIES 1998-1 FOR THE    JANUARY 12, 1999
DETERMINATION DATE

1.  AVAILABLE FUNDS                                               $4,667,625.58


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH         80,078,345.34

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          6,027,402.32

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                           86,105,747.66

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                   3

    (B)  DOLLARS                                                     188,151.23


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                    10,051.23


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                         215,173.43


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                    990,825.44


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                         0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                 685.76


8.  DELINQUENCY AND FORECLOSURE INFORMATION
               (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED  LOAN                                            0.00


10. (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                              395,720.40
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                    0.00
         (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                      1,546.91
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                              397,267.31
                                                                               4.74632389
    (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                               31,895.10
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                    0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
               ADJUSTMENT                                        124.58
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                               32,019.68
                                                                               5.08248889
    (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL             384,439.57
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                           0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                         0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                       0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT            0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                   0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                384,439.57
                                                                               4.59306535
    (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
               AND OTHER RECOVERIES OF PRINCIPAL              28,936.32
         (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
               INTEREST PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                           0.00
         (iv)  UNGUARANTEED PERCENTAGE OF
               LOSSES THAT WERE LIQUIDATED                         0.00
         (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
               DELINQUENT 24 MONTHS OR
               UNCOLLECTIBLE                                       0.00
         (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT            0.00
         (vii) RECALCULATED PRINCIPAL ADJUSTMENT                   0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                28,936.32
                                                                               4.59306667

11. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
         IN CASH AND FROM LIQUIDATION OF
         PERMITTED  INSTRUMENTS                                              3,460,957.37

    (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                      0.00

12. (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                               79,693,905.77
                                                               952.13746440
    (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
         BALANCE AFTER DISTRIBUTIONS TO BE MADE
         ON THE REMITTANCE DATE                                5,998,466.00
                                                               952.13746032
    (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
         TO BE MADE ON THE REMITTANCE DATE                    85,692,371.77
                                                               952.13746411

13. (A)  EXCESS SPREAD                                           236,422.89

    (B)  EXTRA INTEREST                                          277,784.40

    (C)  SPREAD ACCOUNT BALANCE                                3,460,957.37

    (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                  3,446,489.21


14. (A)  WEIGHTED AVERAGE MATURITY                                  216.323

    (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                     10.313%


15. (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                 94,255.59

    (B)  PREMIUM PROTECTION FEE FOR THE RELATED
         DUE PERIOD                                              103,277.53

    (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
         ACCOUNT                                                   4,305.29


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A)  SECTION  5.04 (b)                                             0.00

    (B)  SECTION  5.04 (c)                                             0.00

    (C)  SECTION  5.04 (d)(ii)                                    14,964.37

    (D)  SECTION  5.04 (e)                                             0.00

    (E)  SECTION  5.04 (f)                                        98,812.14


17. (A)  CLASS A REMITTANCE RATE                                      5.930%

    (B)  CLASS B REMITTANCE RATE                                      6.350%

18. (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
         LOANS PURCHASED DURING THE PRIOR DUE PERIOD                       0.00

    (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
         SUCH DUE PERIOD                                                   0.00


19. OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.





THE MONEY STORE INVESTMENT CORPORATION





BY: _________________________________
     HARRY PUGLISI
     TREASURER